SUPPLEMENT DATED DECEMBER 1, 2003
                              TO THE PROSPECTUS OF
                     FRANKLIN GOLD AND PRECIOUS METALS FUND
                             dated December 1, 2003

The prospectus is amended as follows:

I. The "Fees and Expenses" section on page 10 has been replaced with the following:

 FEES AND EXPENSES

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES (fees paid directly from your investment)


                                                                   Class A         Class B     Class C
------------------------------------------------------------------------------------------------------
Maximum sales charge (load) as a percentage of offering price       5.75%           4.00%       1.99%
 Load imposed on purchases .......................                  5.75%            None       1.00%
 Maximum deferred sales charge (load) ............                  None/1          4.00%/2     0.99%/3

Please see "Choosing a Share Class" on page 18 for an explanation of how and  when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses  deducted from Fund assets)
                                                                   Class A          Class B     Class C
-------------------------------------------------------------------------------------------------------
 Management fees/4 ......................                           0.52%           0.52%       0.52%
 Distribution and service (12b-1) fees ..............               0.24%           0.24%       0.24%
 Other expenses ....................................                0.35%           0.35%       0.35%
                                                                    ------------------------------------
 Total annual Fund operating expenses/4 ............                1.11%           1.87%       1.84%
                                                                    ------------------------------------
 Management fee reduction/4 ...................... .               -0.02%         - 0.02%      -0.02%
                                                                    ------------------------------------
 Net annual Fund operating expenses/4 .............                 1.09%           1.85%       1.82%
                                                                    ------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 19) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                                   1 Year          3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------
 If you sell your shares at the end of the period:
 CLASS A ................................                           $680/1            $902       $1,141    $1,827
 CLASS B ................................                           $588              $882       $1,201    $1,970/2
 CLASS C ................................                           $382              $667       $1,075    $2,216
 If you do not sell your shares:
 CLASS B ................................                           $188              $582       $1,00/1   $1,970/2
 CLASS C .................................                          $283              $667       $1,075    $2,216

 1. Assumes a contingent deferred sales charge (CDSC) will not apply.
 2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

               Please keep this supplement for future reference.